Operating assets and liabilities	12 Months Ended
Jun. 30, 2024
Operating assets and liabilities [Abstract]
Operating assets and liabilities
3	Operating assets and liabilities

This section shows the assets used to generate Carbon Revolution’s revenue and the liabilities incurred. Assets and liabilities relating to Carbon Revolution’s financing activities are disclosed in note 4. Deferred tax assets and liabilities are disclosed in note 5.

3.1	Receivables

	2024 $’000	2023 $’000
Trade receivables
Not past due	4,622	4,220
Past due 1 – 30 days	837	623
Past due 31 – 90 days	1,623	443
Past due 90 days and over	681	216
	7,763	5,502
Allowance for impairment losses	(565)	(119)
Trade receivables	7,198	5,383
Apprenticeship grant funding	294	25
Other receivables	11	267
GST recoverable	1,035	755
Trade and other receivables	8,538	6,430

3.1.1	Information about receivables

Trade and other receivables are carried at amortized cost and are measured at the transaction price in accordance with IFRS 15.

Carbon Revolution makes use of the simplified approach in the accounting for expected credit losses related to the trade and other receivables and records the loss allowance. In using this practical expedient, Carbon Revolution uses its historical experience, external indicators and forward-looking information to calculate the expected credit losses which are reviewed at each reporting period. Debts that are known to be uncollectible are written off when there is information indicating that the debtor is in severe financial difficulty and there is no realistic prospect of recovery.

See note 4.3.2 regarding credit risk of trade receivables, which explains how Carbon Revolution manages and measures credit quality of trade receivables. There is currently a provision for long overdue receivables. Management has assessed the risk of credit losses as minimal given the credit rating of its customers. Taking into consideration the historically collected debt and timing of those it has been deemed appropriate to record a provision for those long overdue receivables as of June 30, 2024.

In reaching this view on expected credit losses and having regard to the current environment management has performed a review on an individual customer basis including monitoring customer performance and timing of payments. All sales are with major international Original Equipment Manufacturer (“OEM”) customers, which do not have any risk of credit loss on the basis of viability and transaction history.

3.2	Inventories

	2024 $’000	2023 $’000
Current
Raw materials	19,654	13,301
Work in progress	7,566	5,772
Finished goods	2,922	3,649
Consumables and spare parts	2,984	2,560
Provision for trial wheels, obsolescence and scrap	(4,290)	(3,109)
Inventories at the lower of cost and net realizable value	28,836	22,173

3.2.1	Information about inventories and significant estimates

Inventories are valued at the lower of cost and net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less the estimated costs necessary to make the sale (“NRV”).

Costs incurred in bringing each product to its present location and condition are accounted for as follows:

•	Raw materials – recorded at standard cost, reassessed against actual costs quarterly.
•
Finished goods and work-in-progress – cost of direct materials, labor, outsourced processing costs and a proportion of manufacturing overheads based on normal operating capacity but excluding finance costs.

•	Consumables and spare parts – recorded at purchase price. Consumables and spares are assessed for ongoing usefulness and written off if they are no longer likely to be of use.

Inventory provision for impaired wheels related to wheels that require additional rework or for obsolete stock.

Amounts recognized in the Consolidated Statements of Profit or Loss and Other Comprehensive Income

Cost of goods sold relating to wheels includes raw materials, consumables, associated freight, labor costs and depreciation and overheads costs directly attributable to the manufacture of products. Overhead costs include salaries and related personnel expenses as well as facility and operating costs. Where applicable shipping and handling costs are included in cost of goods sold. Separately calculated and allocated to costs of goods sold are costs relating to warranty provision and production scrap. Warranty costs are estimated based on historical production failure rates and production costs, while scrap costs incurred in the production of the wheels are included in cost of goods sold.

Cost of goods sold relating to engineering revenue includes labor costs, material and contractor costs.

Cost of goods sold relating to tooling relates to third party expenses for tooling purchases.

Inventories recognized as an expense during the year ended June 30, 2024 amounted to $96.0 million (2023: $54.6 million, 2022: $57.0 million), within cost of goods sold, which includes $7.7 million (2023: $4.4 million, 2022: $4.0 million) related to inventory obsolescence and scrap.

Critical accounting estimates and judgement

Management’s judgement is applied in determining the provision for impaired wheels.

Impaired wheel provisioning has been calculated using historical data as well as management experience in determining an adequate provision. Carbon Revolution uses a traceability system for all wheels which is used to identify and isolate wheels at risk of non-recoverability. Management judgement is applied to assign a probability of recovery to individual groups of wheels.

3.3	Property, plant and equipment

	Capital works in progress	Leasehold improvements	Manufacturing equipment	Tooling	Other equipment	Total
	$’000	$’000	$’000	$’000	$’000	$’000
Gross cost	17,095	5,839	52,640	16,034	2,960	94,568
Less accumulated depreciation	-	(1,642)	(18,467)	(9,964)	(1,857)	(31,930)
At June 30, 2023	17,095	4,197	34,173	6,070	1,103	62,638

Gross cost	21,569	5,839	69,671	16,984	3,074	117,137
Less accumulated depreciation	-	(2,305)	(23,442)	(12,332)	(2,436)	(40,515)
Less Impairment	(21,569)	(3,534)	(46,229)	(4,652)	(638)	(76,622)
At June 30, 2024	-	-	-	-	-	-

Movement in carrying amounts
Balance at June 30, 2022	18,950	4,294	26,384	6,708	1,280	57,616
Additions	11,478	-	-	-	-	11,478
Transfer of maintenance spares	-	-	953	-	-	953
Transfer into/ (out of) capital WIP	(13,306)	189	11,233	1,709	175	-
Depreciation expense	-	(286)	(4,397)	(2,347)	(352)	(7,382)
Write-offs	(27)	-	-	-	-	(27)
Balance at June 30, 2023	17,095	4,197	34,173	6,070	1,103	62,638
Additions	24,476	-	-	-	-	24,476
Transfer into/ (out of) capital WIP	(18,841)	-	17,113	1,580	148	-
Depreciation expense	-	(663)	(4,994)	(2,843)	(589)	(9,089)
Transfer to inventories	(943)	-	-	-	-	(943)
Impairment and write-offs	(21,890)	(3,534)	(46,282)	(4,807)	(662)	(77,175)
Transfer from intangible assets	103	-	-	-	-	103
Disposals	-	-	(10)	-	-	(10)
Balance at June 30, 2024	-	-	-	-	-	-

Property, plant and equipment is measured at cost less accumulated depreciation and any accumulated impairment losses.

An asset’s residual value and useful life is reviewed, and adjusted if appropriate, at the end of each reporting period. Depreciation and impairment losses are recognized in the Consolidated Statements of Profit or Loss and Other Comprehensive Income. As set out in Note 2.4.1, Carbon Revolution changed its method of depreciation and estimates of useful lives on 1 July 2023.

Total impairments and write downs in profit and loss for the year ended June 30, 2024 was $77.2 million (2023: nil). The impairment was included under cost of goods sold in the Consolidated Statements of Profit or Loss and Other Comprehensive Income.

Gains and losses on disposal are determined by comparing proceeds with the carrying amount. These gains and losses are included in the Consolidated Statements of Profit or Loss and Other Comprehensive Income when the asset is derecognized.

Capital works in progress includes leasehold improvements, manufacturing equipment, tooling and other equipment that are under construction as of the reporting date.

Carbon Revolution has capital commitments of $9.2 million for manufacturing equipment as of June 30, 2024 (2023: $3.6 million).

Critical accounting estimates and judgement

Management’s judgement is applied in determining whether any impairment is required on the property, plant and equipment. The impairment testing is performed at a CGU level, being the consolidated Carbon Revolution group itself, due to the nature of its business operations.

Refer to Note 3.5.1 for the impairment assessment that was performed as of June 30, 2024.

3.4	Leases

Amounts recognized in the Consolidated Statements of Financial Position

	2024	2023
Right-of-use assets	$’000	$’000
Cost at start of year	10,440	9,863
Indexation adjustment	419	577
Closing balance at end of year	10,859	10,440

Accumulated depreciation at start of year	(2,994)	(2,299)
Depreciation charge for the year	(742)	(695)
Closing balance at end of year	(3,736)	(2,994)

Impairment	(7,123)	-

Carrying amount	-	7,446

Lease liability

Current	705	645
Non-current	7,061	7,368
	7,766	8,013

Amounts recognized in the Consolidated Statements of Profit or Loss and Other Comprehensive Income

The Consolidated Statements of Profit or Loss and Other Comprehensive Income shows the following amounts relating to leases:

	2024	2023
	$’000	$’000
Depreciation charge of right of use assets
Property	742	695

Interest expense	291	297

Impairment of assets (included under cost of goods sold)	7,123	-

Expense relating to short-term leases (included in costs of goods sold and administrative expenses)	407	181

The total cash outflow for leases in 2024 was $1.0 million (2023: $0.9 million).

3.4.1	Information about leases and significant estimates

Carbon Revolution has one lease for its manufacturing and head office facility in Waurn Ponds, Australia. The lease agreement does not impose any covenants other than the security interests in the leased assets that are held by the lessor. Leased assets may not be used as security for borrowing purposes.

Right of use assets

Right-of-use assets are measured at cost comprising the amount of the initial measurement of lease liability, any initial direct costs and restoration costs reduced by any lease incentives received. Carbon Revolution applies IAS 36 Impairment of Assets to determine whether a right-of-use asset is impaired. The impairment testing is performed at a CGU level, being Carbon Revolution itself, due to the nature of business operations.

Refer to Note 3.5.1 for the impairment assessment that was performed as of June 30, 2024.

Right-of-use assets are generally depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. If Carbon Revolution is reasonably certain to exercise a purchase option or if the lease transfers ownership of the underlying asset to the lessee by the end of the lease term, the right-of-use asset is depreciated over the underlying asset’s useful life.

Payments associated with short-term leases of equipment are recognized on a straight-line basis as an expense in the Consolidated Statements of Profit or Loss and Other Comprehensive Income. Short-term leases are leases with a lease term of 12 months or less.

Lease liabilities

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted by using the rate implicit in the lease. If this rate cannot be readily determined, Carbon Revolution uses its incremental borrowing rate.

The lease liability contract includes an annual Consumer Price Index increase.

Refer to note 4.3.3 for maturity analysis relating to lease liabilities.

Expense relating to low value leases for year ending June 30, 2024 was $0.4  million (2023: $0.2 million, 2022: $0.2 million).

3.5	Intangible assets

	Development costs	Patents and trademarks	Total
	$’000	$’000	$’000
Gross cost	20,442	1,537	21,979
Less accumulated amortization	(4,623)	(582)	(5,205)
At June 30, 2023	15,819	955	16,774

Gross cost	25,530	1,591	27,121
Less accumulated amortization	(7,610)	(657)	(8,267)
Impairment	(17,920)	(934)	(18,854)
At June 30, 2024	-	-	-

Movement in carrying amounts
Balance at July 1, 2022	13,503	861	14,364
Additions	4,691	183	4,874
Amortization	(2,375)	(89)	(2,464)
Balance at June 30, 2023	15,819	955	16,774

Additions	5,813	54	5,867
Impairment and write offs	(18,217)	(934)	(19,151)
Transfer to PP&E	(103)	-	(103)
Amortization expense	(3,312)	(75)	(3,387)
Balance at June 30, 2024	-	-	-

3.5.1	Information about intangible assets and significant estimates

Intangible assets are measured on initial recognition at cost. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses. The majority of development costs relate to the development of new carbon fiber wheel prototypes.

Subsequent to initial recognition, internally-generated intangible assets are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

Amortization commences once the intangible asset is ready for use, and is calculated using a straight-line method to allocate the cost of intangible assets over their estimated useful lives (between 5 and 15-year period). The useful life is determined as the period over which the assets’ future economic benefits are expected to be consumed by Carbon Revolution.

An intangible asset’s residual value and useful life is reviewed, and adjusted if appropriate, at the end of each reporting period or more frequently if appropriate. Any amortization or impairment loss is included under research and development expenses in the Consolidated Statements of Profit or Loss and Other Comprehensive Income. Carbon Revolution has no intangible assets with an indefinite life.

The amortization of the intangible assets is included within Research and Development in the Consolidated Statements of Profit or Loss and Other Comprehensive Income given the future economic benefits embodied in the intangible assets are associated with the overall future growth of Carbon Revolution while it is in its pre-profitability phase.

Capitalized development costs

Research costs are recognized as an expense in the period in which they are incurred. An internally generated intangible asset arising from development (or from the development phase of an internal project) is recognized if it meets the definition of an intangible asset as defined in IAS 38 Intangible Assets, and when Carbon Revolution can demonstrate all of the following:

- the technical feasibility of completing the intangible asset so that it will be available for use or sale;

- the intention to complete the intangible asset and use or sell it;

- the ability to use or sell the intangible asset;

- how the intangible asset will generate probable future economic benefits;

- the availability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset; and

- the ability to measure the expenditure attributable to the intangible asset during the development phase.

Patents and trademarks

Carbon Revolution has paid to acquire patents and trademarks and these are recorded at cost. Patents are amortized over their useful life of 15 years.

Critical accounting estimates and judgements

Internal development expenditure, including wheel prototypes, is capitalized if it meets the recognition criteria of IAS 38 Intangible Assets. This is considered a key judgment. Carbon Revolution regularly assesses the probable future cash flows supporting the capitalization of development costs in accordance with the standard. The internal development expenditure is amortized beginning when the wheel prototype development is complete. Where the recognition criteria under IAS 38 are not met, the expenditures are recognized as an expense in the consolidated statements of profit or loss and other comprehensive income.

Carbon Revolution has no indefinite life assets and therefore performs an impairment test when impairment indicators are identified and for intangible assets not yet available for use are required to be tested annually for impairment. The impairment testing is performed at a cash generating unit (“CGU”) level as the relevant assets are highly specialized and do not have a reliably determinable standalone fair value. One CGU has been identified being the Group’s wheel manufacturing operations in Australia.

The two indicators for impairment continue to be the low market value of the company and the continued loss making position. Carbon Revolution used a value-in-use (VIU) discounted cash flow model and calculated the recoverable amount of the CGU. The estimates included in the future cash flow projections relate to revenue growth rates, operational expenses and capital expenditure, in addition to the terminal growth rate and discount rates noted below. Given Carbon Revolution is still in its growth phase, Carbon Revolution is not yet able to produce wheels profitably. Considering the growth trajectory of Carbon Revolution, a 5-year cash flow forecast was used with data sourced from internal budgets and management forecasts. The cash flow model includes the management forecast to the end of CY2026, with the remaining years based on growth projections with reference to key structural and market factors, utilizing past experience, external data and internal analysis.

The discount rate was a post-tax measure estimated based on the Company’s cost of capital and debt. The discount rate has been adjusted to 15% (30 June 2023: 11.5%) to reflect the uncertainties in the operating markets that have a significant impact on wheel sales and resulting cash flows.

Impairment to the CGU

In the current year the Company has adjusted the cash flows projections in the value in use model for the slower-than-expected growth with certain customers. Significant growth was expected in FY25 and FY26. However, these expectations have deteriorated, given the political and economic environment in the US market, which provides additional uncertainty. As a result, the carrying amounts of the CGU was determined to be higher than the recoverable amounts and an impairment loss of $102.6 million (30 June 2023: Nil) was recognized.

30 June 2024	CGU $’000	Note reference
Property, plant and equipment	76,622	3.3
Right-of-use assets	7,123	3.4
Intangible assets	18,854	3.5
Impairment of assets under IAS 36	102,599
Working capital	889
Lease liability	(7,766)	3.4
CGU carrying amount	95,722
Recoverable amount	-
Impairment loss	102,599

The impairment loss has been fully allocated to property, plant & equipment, right-of-use assets and the intangibles assets. The impairment of property, plant and equipment and right-of-use assets have been recognized in the consolidated statement of profit or loss and other comprehensive income above the gross loss as required under IAS 36. The impairment of intangible assets has been recognized in the consolidated statement of profit or loss and other comprehensive income under research and development expenses. Value in use as at 30 June 2024 was determined based on the following key assumptions.

30 June 2024
Pre-tax discount rate	21.4%
Post-tax discount rate	15.0%
Terminal growth rate beyond 5 years	1.0%

3.6	Payables

	2024 $’000	2023 $’000
Current
Unsecured liabilities
Trade payables	27,530	3,828
Deferred transaction costs	7,745	-
Accruals	7,974	10,836
Interest accrued	473	427
Other payables	1,525	383
	45,247	15,474
Non-current Unsecured liabilities
Deferred transaction costs	15,193	-
	15,193	-

3.6.1	Information about payables

Trade and other payables and accruals are carried at amortized cost and represent liabilities for goods and services provided to Carbon Revolution prior to the end of the financial year that are unpaid and arise when Carbon Revolution becomes obliged to make future payments in respect of the purchase of these goods and services.

Payables are non-interest bearing and are settled based on the specific creditor’s terms.

Payables includes interest payable on borrowings and transaction cost deferrals related to the capital reorganization.

For further policy detail regarding Carbon Revolution’s liquidity risk management processes refer to note 4.3.3.

3.7	Deferred income

Deferred income relates to government grants.

Government grants have been received to assist with the purchase of certain items of plant and equipment as well as the cost of employment of new employees. None of the grants received in the past two years relate to grants linked solely to the purchase of specific plant and equipment.

Government grants are classified either as cash flows from operating or investing activities depending on the nature of activity of which the grant is intended to compensate. Grants received in relation to the acquisition of assets are classified as cash flows from investing activities in the Consolidated Statements of Cash Flows, whereas grants received as compensation for expenses incurred in the daily operations of the business are classified as cashflows from operating activities. The conditions attached to these grants will be fulfilled progressively over the period of the grant.

Critical accounting estimates and judgements

Under the relevant grant agreements, the government has a right to require all or part of a grant to be repaid in certain circumstances. The Board believes that it is not probable that the government will claw back the funding provided to Carbon Revolution. For revenue recognition policy, refer to note 2.2.1.

Deferred income – government grants	2024 $’000	2023 $’000
Balance as of July 1	17,154	6,239
Received during the year	219	13,000
Released to the Consolidated Statements of Profit or Loss and Other Comprehensive Income	(1,936)	(2,085)
Balance as of June 30	15,437	17,154

Current	2,114	1,919
Non-current	13,323	15,235
	15,437	17,154

3.8	Provisions

	Employee benefits	Make good provision	Warranty claims	Transaction costs	Total
	$’000	$’000	$’000	$’000	$’000
Current	2,903	-	595	9,459	12,957
Non-current	531	247	1,065	-	1,843
At June 30, 2023	3,434	247	1,660	9,459	14,800

	Employee benefits	Make good provision	Warranty claims	Transaction costs	Total
	$’000	$’000	$’000	$’000	$’000
Current	3,754	-	605	-	4,359
Non-current	743	262	1,829	-	2,834
At June 30, 2024	4,497	262	2,434	-	7,193

	Make good provision $’000	Warranty claims $’000	Transaction costs $’000	Total $’000
Movement in carrying amounts
Balance at July 1, 2022	234	1,495	-	1,729
Provided for during the year	13	165	9,459	9,637
Balance at June 30, 2023	247	1,660	9,459	11,366

Provided for during the year	15	814	-	829
Paid during the year	-	(40)	-	(40)
(Transferred) to payables during the year	-	-	(9,459)	(9,459)
Balance at June 30, 2024	262	2,434	-	2,696

3.8.1	Information about individual provisions and significant estimates

Non-employee provisions are recognized when Carbon Revolution has a present obligation (legal or constructive) as a result of past events, for which it is probable that an outflow of economic benefits will result in an amount that can be reliably measured.

Make good provision

Carbon Revolution is required to restore its leased premises to their original condition at the end of the lease team. A provision has been recognized for the present value of the estimated expenditure required to remove any leasehold improvements. These costs have been capitalized as part of the cost of leasehold improvements and are amortized over the shorter of the term of the lease and the useful life of the assets.

Warranty claims

Provisions for warranty-related costs are recognized when the wheel is sold to the customer based on management judgement and a growing body of historical experience. The estimate of warranty related costs is reassessed annually. There have not been any significant warranty claims.

Employee provisions

A liability is recognized for benefits accruing to employees in respect of wages and salaries, annual leave, and long service leave when it is probable that settlement will be required, and they are capable of being measured reliably.

Short-term employee benefits are expensed as the related service is provided. A liability is recognized for the amount expected to be paid if Carbon Revolution has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

Carbon Revolution’s net obligation in respect of long-term employee benefits is the amount of future benefit that employees have earned in return for their service in the current and prior periods. That benefit is discounted to determine its present value. Remeasurements are recognized as an expense in the Consolidated Statements of Profit or Loss and Other Comprehensive Income in the period which they arise.

Payments to superannuation funds are recognized as an expense when employees have rendered service entitling them to the contributions.

Transaction costs

As of June 30, 2024, all costs incurred for which services have been received relating to the successful closure of the Transaction as described in Note 6.7 had been provided for and the balances were transferred from provisions to payables during the period.